Exhibit 99.4


     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------

                 Class AF-1 Available Funds Rate Schedule (1)
                 ---------------------------------------------

                           Available Funds         Available Funds
          Period              Rate (%)                Rate (%)
          ------          -----------------      -------------------
                                 (2)                     (3)
             1                  7.787                   7.787
             2                  6.280                   9.000
             3                  6.489                   9.000
             4                  6.280                   9.000
             5                  6.280                   9.000
             6                  6.953                   9.000
             7                  6.280                   9.000
             8                  6.489                   9.000
             9                  6.280                   9.000
            10                  6.489                   9.000
            11                  6.273                   9.000
            12                  6.251                   9.000
            13                  6.459                   9.000
            14                  6.251                   9.000
            15                  6.459                   9.000
            16                  6.250                   9.000
            17                  6.250                   9.000
            18                  6.920                   9.000
            19                  6.250                   9.000
            20                  6.459                   9.000
            21                  6.250                   9.000
            22                  6.458                   9.000
            23                  6.243                   9.000

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.788%, 6-Month LIBOR stays at 2.056%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


                                          Class 1-AV Available Funds Rate Schedule (1)
                                          --------------------------------------------

           ------------------------------------------------------       ---------------------------------------------------
                           Available Funds       Available Funds                       Available Funds     Available Funds
              Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
           ------------   ----------------      -----------------       ------------  -----------------   -----------------
                                (2)                   (3)                                   (2)                  (3)
               1                7.912                 7.912                  47            7.542                10.500
               2                6.357                10.000                  48            7.542                10.970
               3                6.569                10.000                  49            7.793                11.500
               4                6.357                10.000                  50            7.542                11.500
               5                6.357                10.000                  51            7.793                11.500
               6                7.038                10.000                  52            7.542                11.500
               7                6.358                10.000                  53            7.542                11.500
               8                6.570                10.000                  54            8.350                13.537
               9                6.358                10.000                  55            7.542                12.243
              10                6.570                10.000                  56            7.793                12.651
              11                6.358                10.000                  57            7.542                12.243
              12                6.358                10.000                  58            7.793                12.651
              13                6.570                10.000                  59            7.542                12.244
              14                6.358                10.000                  60            7.542                13.025
              15                6.570                10.000                  61            7.794                13.470
              16                6.358                10.000                  62            7.542                13.036
              17                6.358                10.000                  63            7.794                13.470
              18                7.040                10.000                  64            7.542                13.036
              19                6.359                10.000                  65            7.542                13.036
              20                6.571                10.000                  66            8.350                14.432
              21                6.359                10.000                  67            7.542                13.036
              22                6.573                10.000                  68            7.794                13.470
              23                6.380                10.000                  69            7.542                13.036
              24                6.503                10.000                  70            7.794                13.470
              25                6.719                10.000                  71            7.542                13.036
              26                6.502                10.000                  72            7.542                13.036
              27                6.718                10.000                  73            7.794                13.470
              28                6.501                10.000                  74            7.542                13.036
              29                6.501                10.000                  75            7.794                13.470
              30                7.199                10.000                  76            7.542                13.036
              31                6.502                10.000                  77            7.542                13.036
              32                6.719                10.000                  78            8.350                14.433
              33                6.502                10.000                  79            7.542                13.036
              34                6.719                10.000                  80            7.794                13.470
              35                6.504                10.000                  81            7.542                13.036
              36                7.527                10.000                  82            7.794                13.470
              37                7.792                10.500                  83            7.542                13.036
              38                7.541                10.500                  84            7.542                13.036
              39                7.792                10.500                  85            7.794                13.470
              40                7.541                10.500                  86            7.542                13.036
              41                7.541                10.500                  87            7.794                13.470
              42                8.062                10.500                  88            7.542                13.036
              43                7.542                10.500             ---------------------------------------------------
              44                7.793                10.500
              45                7.542                10.500
              46                7.793                10.500
           ------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.788%, 6-Month LIBOR stays at 2.056%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


                                          Class 2-AV Available Funds Rate Schedule (1)
                                          --------------------------------------------

           ------------------------------------------------------       ---------------------------------------------------
                           Available Funds       Available Funds                       Available Funds     Available Funds
              Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
           ------------   ----------------      -----------------       ------------  -----------------   -----------------
                                (2)                   (3)                                   (2)                  (3)
                 1             8.354                 8.354                   47             8.370              10.500
                 2             6.737                 8.500                   48             8.386              11.496
                 3             6.961                 8.500                   49             8.665              11.883
                 4             6.736                 8.500                   50             8.386              11.500
                 5             6.736                 8.500                   51             8.665              11.883
                 6             7.459                 8.500                   52             8.386              11.505
                 7             6.737                 8.500                   53             8.386              11.533
                 8             6.961                 8.500                   54             9.284              13.994
                 9             6.737                 8.500                   55             8.386              12.641
                10             6.961                 8.500                   56             8.666              13.063
                11             6.736                 8.500                   57             8.386              12.641
                12             6.737                 8.500                   58             8.666              13.065
                13             6.962                 8.500                   59             8.386              12.656
                14             6.737                 8.500                   60             8.386              13.272
                15             6.962                 8.500                   61             8.666              13.715
                16             6.737                 8.500                   62             8.386              13.273
                17             6.737                 8.500                   63             8.666              13.715
                18             7.459                 8.500                   64             8.387              13.273
                19             6.737                 8.500                   65             8.387              13.273
                20             6.962                 8.500                   66             9.285              14.695
                21             6.737                 8.500                   67             8.387              13.273
                22             6.978                 8.500                   68             8.666              13.716
                23             6.922                 8.500                   69             8.387              13.273
                24             6.974                 8.500                   70             8.666              13.716
                25             7.207                 9.500                   71             8.387              13.273
                26             6.964                 9.500                   72             8.387              13.273
                27             7.197                 9.500                   73             8.667              13.716
                28             6.965                 9.500                   74             8.387              13.273
                29             6.967                 9.500                   75             8.667              13.716
                30             7.722                 9.500                   76             8.387              13.273
                31             6.975                 9.500                   77             8.387              13.273
                32             7.207                 9.500                   78             9.286              14.696
                33             6.975                 9.500                   79             8.388              13.273
                34             7.217                 9.500                   80             8.667              13.716
                35             7.026                 9.500                   81             8.388              13.273
                36             8.291                 9.500                   82             8.667              13.716
                37             8.569                10.500                   83             8.388              13.273
                38             8.292                10.500                   84             8.388              13.273
                39             8.569                10.500                   85             8.668              13.716
                40             8.292                10.500                   86             8.388              13.274
                41             8.295                10.500                   87             8.668              13.716
                42             8.946                10.980                   88             8.388              13.274
                43             8.369                10.500              ---------------------------------------------------
                44             8.648                10.619
                45             8.369                10.500
                46             8.648                10.627
           ------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.788%, 6-Month LIBOR stays at 2.056%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


                                   Floating Rate Subordinate Available Funds Rate Schedule (1)
                                   -----------------------------------------------------------

           ------------------------------------------------------       ---------------------------------------------------
                           Available Funds       Available Funds                       Available Funds     Available Funds
              Period          Rate (%)               Rate (%)              Period         Rate (%)             Rate (%)
           ------------   ----------------      -----------------       ------------  -----------------   -----------------
                                (2)                   (3)                                   (2)                  (3)
                 1             8.146                  8.146                  47            7.885                10.500
                 2             6.570                  8.500                  48            7.889                11.226
                 3             6.789                  8.500                  49            8.152                11.613
                 4             6.570                  8.500                  50            7.889                11.500
                 5             6.570                  8.500                  51            8.152                11.613
                 6             7.274                  8.500                  52            7.889                11.500
                 7             6.570                  8.500                  53            7.889                11.500
                 8             6.789                  8.500                  54            8.735                13.783
                 9             6.570                  8.500                  55            7.889                12.462
                10             6.789                  8.500                  56            8.152                12.877
                11             6.570                  8.500                  57            7.889                12.462
                12             6.571                  8.500                  58            8.152                12.878
                13             6.790                  8.500                  59            7.889                12.466
                14             6.571                  8.500                  60            7.890                13.200
                15             6.790                  8.500                  61            8.153                13.648
                16             6.571                  8.500                  62            7.890                13.207
                17             6.571                  8.500                  63            8.153                13.648
                18             7.275                  8.500                  64            7.890                13.207
                19             6.572                  8.500                  65            7.890                13.208
                20             6.791                  8.500                  66            8.735                14.623
                21             6.572                  8.500                  67            7.890                13.208
                22             6.796                  8.500                  68            8.153                13.648
                23             6.640                  8.500                  69            7.890                13.208
                24             6.742                  8.500                  70            8.153                13.648
                25             6.967                  9.500                  71            7.890                13.208
                26             6.739                  9.500                  72            7.890                13.208
                27             6.963                  9.500                  73            8.153                13.648
                28             6.739                  9.500                  74            7.890                13.208
                29             6.739                  9.500                  75            8.153                13.648
                30             7.464                  9.500                  76            7.890                13.208
                31             6.742                  9.500                  77            7.890                13.208
                32             6.967                  9.500                  78            8.736                14.623
                33             6.742                  9.500                  79            7.890                13.208
                34             6.969                  9.500                  80            8.153                13.648
                35             6.758                  9.500                  81            7.890                13.208
                36             7.851                  9.500                  82            8.153                13.648
                37             8.123                 10.500                  83            7.891                13.208
                38             7.861                 10.500                  84            7.891                13.208
                39             8.124                 10.500                  85            8.154                13.648
                40             7.862                 10.500                  86            7.891                13.208
                41             7.862                 10.500                  87            8.154                13.648
                42             8.428                 10.617                  88            7.891                13.208
                43             7.884                 10.500             ---------------------------------------------------
                44             8.147                 10.500
                45             7.884                 10.500
                46             8.147                 10.500
           ------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.788%, 6-Month LIBOR stays at 2.056%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.
(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      35